SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------

                    Deutsche Fixed Income Opportunities Fund


The following information replaces similar disclosure contained under the "MAIN INVESTMENTS" section within the "FUND DETAILS" section of the fund's prospectus.


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, determined at the time of purchase, in debt securities. For purposes of this 80% investment limit, the term assets is defined as net assets, plus the amount of any borrowings for investment purposes. Debt securities include securities of US and foreign government agencies and instrumentalities, corporate securities, mortgage-backed and asset backed securities, taxable municipal and tax-exempt municipal bonds, adjustable rate loans that have a senior right to payment ("senior loans"), and other floating-rate debt securities.


The fund may invest in investment-grade (rated within the top four credit rating categories by a nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by the fund's investment advisor to be of similar quality) and non-investment grade (rated below the fourth highest credit rating category by an NRSRO, junk bonds, or, if unrated, determined by the fund's investment advisor to be of similar quality) debt securities of US and foreign issuers, including issuers located in countries with new or emerging securities markets. The fund's investments in non-investment grade debt securities, including non-investment grade senior loans and other non-investment grade floating-rate debt securities, will be limited to 30% of its total assets. If a debt security is rated differently among the three major NRSROs (i.e., Moody's Investor Services, Inc., Fitch Investors Services, Inc., and Standard and Poor's Ratings Group), the fund will use the security's highest credit rating from an NRSRO for purposes of determining its investments in non-investment grade debt securities.


The fund may invest in senior loans that (i) may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national exchange; or (ii) are not secured by collateral.


The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event portfolio management determines that securities meeting the fund's investment objective are not otherwise readily available for purchase.



               Please Retain This Supplement for Future Reference




December 9, 2016
PROSTKR-739

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